UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-3 Home Equity Mortgage Pass-Through Certificates, Series 2004-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-3
Home Equity Mortgage Pass-Through Certificates, Series 2004-3
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: August 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 3
                           Statement to Certificate Holders
                                  August 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       169,000,000.00     164,590,842.22   6,769,488.15   234,541.95      7,004,030.10    0.00          0.00      157,821,354.07
A2       129,000,000.00     125,425,712.33   5,487,691.58   171,415.14      5,659,106.72    0.00          0.00      119,938,020.75
A3         8,000,000.00       8,000,000.00           0.00    13,000.00         13,000.00    0.00          0.00        8,000,000.00
AR               100.00               0.00           0.00         0.00              0.00    0.00          0.00                0.00
ARL              100.00               0.00           0.00         0.00              0.00    0.00          0.00                0.00
M1        36,000,000.00      36,000,000.00           0.00    60,900.00         60,900.00    0.00          0.00       36,000,000.00
M2        16,000,000.00      16,000,000.00           0.00    32,666.67         32,666.67    0.00          0.00       16,000,000.00
M3        12,000,000.00      12,000,000.00           0.00    26,500.00         26,500.00    0.00          0.00       12,000,000.00
M4         5,000,000.00       5,000,000.00           0.00    11,875.00         11,875.00    0.00          0.00        5,000,000.00
M5        11,000,000.00      11,000,000.00           0.00    29,791.67         29,791.67    0.00          0.00       11,000,000.00
P                100.00             100.00           0.00   148,735.45        148,735.45    0.00          0.00              100.00
B1         6,000,000.00       6,000,000.00           0.00    17,250.00         17,250.00    0.00          0.00        6,000,000.00
B2A        4,500,000.00       4,500,000.00           0.00    20,437.50         20,437.50    0.00          0.00        4,500,000.00
B2F        3,500,000.00       3,500,000.00           0.00    21,875.00         21,875.00    0.00          0.00        3,500,000.00
X2                 0.00               0.00           0.00         0.00              0.00    0.00          0.00                0.00
TOTALS   400,000,300.00     392,016,654.55  12,257,179.73   788,988.38     13,046,168.11    0.00          0.00      379,759,474.82

X1       400,000,000.00     392,016,554.55           0.00         0.00              0.00       0.00          0.00   381,926,213.94
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1       22541SLM8     973.91030899      40.05614290       1.38782219       41.44396509    933.85416609      A1       1.710000 %
A2       22541SLN6     972.29234364      42.54024481       1.32879953       43.86904434    929.75209884      A2       1.640000 %
A3       22541SLP1   1,000.00000000       0.00000000       1.62500000        1.62500000  1,000.00000000      A3       1.950000 %
AR       22541SLQ9       0.00000000       0.00000000       0.00000000        0.00000000      0.00000000      AR       9.080784 %
ARL      22541SLR7       0.00000000       0.00000000       0.00000000        0.00000000      0.00000000      ARL      9.080784 %
M1       22541SLS5   1,000.00000000       0.00000000       1.69166667        1.69166667  1,000.00000000      M1       2.030000 %
M2       22541SLT3   1,000.00000000       0.00000000       2.04166688        2.04166688  1,000.00000000      M2       2.450000 %
M3       22541SLU0   1,000.00000000       0.00000000       2.20833333        2.20833333  1,000.00000000      M3       2.650000 %
M4       22541SLV8   1,000.00000000       0.00000000       2.37500000        2.37500000  1,000.00000000      M4       2.850000 %
M5       22541SLW6   1,000.00000000       0.00000000       2.70833364        2.70833364  1,000.00000000      M5       3.250000 %
P        22541SMA3   1,000.00000000       0.00000000           ######             #####  1,000.00000000      P        9.080784 %
B1       22541SLX4   1,000.00000000       0.00000000       2.87500000        2.87500000  1,000.00000000      B1       3.450000 %
B2A      22541SLY2   1,000.00000000       0.00000000       4.54166667        4.54166667  1,000.00000000      B2A      5.450000 %
B2F      22541SLZ9   1,000.00000000       0.00000000       6.25000000        6.25000000  1,000.00000000      B2F      7.500000 %
TOTALS                 980.04090134      30.64292634       1.97246947       32.61539581    949.39797500

X1       22541SMB1     980.04138638       0.00000000       0.00000000        0.00000000    954.81553485      X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                             10,090,340.61

                           Scheduled Principal Payments                                                               284,629.91

                           Principal Prepayments                                                                    9,534,004.95

                           Curtailments                                                                               271,366.02

                           Curtailment Interest Adjustments                                                               339.73

                           Repurchase Principal                                                                             0.00

                           Substitution Amounts                                                                             0.00

                           Net Liquidation Proceeds                                                                         0.00

                           End of Pre-Funding Period Transfer                                                               0.00

                           Other Principal Adjustments                                                                      0.00

                           Gross Interest                                                                           2,922,716.24

                           Recoveries from Prior Loss Determinations                                                        0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                     622.50

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                     0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                          73

                           Balance of Loans with Respect to which Prepayment Penalties were Collected               3,838,231.64

                           Amount of Prepayment Penalties Collected                                                   148,734.69

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                           8,176

                           Beginning Aggregate Loan Balance                                                       364,192,721.58

                           Ending Number of Loans Outstanding                                                              7,987

                           Ending Aggregate Loan Balance                                                          354,102,380.97

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fees)                                        157,408.86

                           Trustee Fees                                                                                 3,034.94

Sec. 4.06(a)(vii)          Current Advances                                                                                  N/A

                           Aggregate Advances                                                                                N/A

Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                               Group 1
                                                                                                         Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                   44             1,898,742.28               0.54 %
                                          2 Month                   16             1,305,988.05               0.37 %
                                          3 Month                    4               252,871.31               0.07 %
                                          Total                     64             3,457,601.64               0.98 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                10              369,554.40                  0.10 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %

Section 4.06(a)(xii)     Current Realized Losses                                                             0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                  0.00

Sec. 4.06 (a)(xiv)       Amount on Deposit in Pre-Funding Account                                   27,823,933.00

Sec. 4.06 (a)(xiv)       Capitalized Interest Requirement                                               45,442.86

Sec. 4.06 (a)(xiv)       Weighted Average Net Mortgage Rate                                             9.08510 %

Sec. 4.06 (a)(xiv)       Net Excess Spread                                                              0.99508 %

Trigger Event            Trigger Event Occurrence (Effective July 2007)                                        NO
                         (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                               0.24471 %
                         Sr. Enhancement Percentage x 16%                                               4.02871 %
                                               OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                     0.00 %
                         Cumulative Loss Limit                                                                          6.25 %

O/C Reporting            Targeted Overcollateralization Amount                                                   23,000,017.25
                         Ending Overcollateralization Amount                                                      2,166,839.15
                         Ending Overcollateralization Deficiency                                                 20,833,178.10
                         Overcollateralization Release Amount                                                             0.00
                         Monthly Excess Interest                                                                  2,166,839.12
                         Payment to Class X-1                                                                             0.00
